Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Jeffrey Shanahan, President and Chief Executive Officer of CardConnect Corp. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, that, to my knowledge:

1.
The Annual Report on Form 10-K of the Company for the year ended December 31, 2016 (the “Report”) fully complies with the requirement of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 16, 2017	/s/ Jeffrey Shanahan
Jeffrey Shanahan
President and Chief Executive Officer